UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2008

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 624-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                               OTHER EVENTS.

On January 31, 2008, Rigel Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement with Credit Suisse Securities (USA) LLC, Thomas Weisel Partners LLC, Jefferies & Company, Inc. and Oppenheimer & Co. Inc., as representatives of the underwriters named in Schedule A thereto (collectively, the “Underwriters”), related to the public offering of 5,000,000 shares of the Company’s common stock, par value $0.001 per share. The price to the public in this offering is $27.00 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $25.5825 per share. Under the terms of the underwriting agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 750,000 shares of common stock to cover over-allotments, if any. The offering is being made pursuant to the Company’s shelf registration statement on Form S-3ASR (Registration No. 333-148838), which became automatically effective upon filing with the Securities and Exchange Commission (the “SEC”) on January 24, 2008. The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus supplement and accompanying prospectus, copies of which can be obtained from Credit Suisse Securities (USA) LLC. The prospectus supplement, dated January 31, 2008, and accompanying prospectus, dated January 24, 2008, have been filed with the SEC.

On January 31 2008, the Company issued a press release entitled “Rigel Announces Pricing of Public Offering of Common Stock,” announcing the pricing of the public offering.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 31, 2008.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release, dated January 31, 2008, entitled “Rigel Announces Pricing of Public Offering of Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.

Dated: January 31, 2008
	By:	/s/ Dolly Vance
Dolly Vance
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 31, 2008.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release, dated January 31, 2008, entitled “Rigel Announces Pricing of Public Offering of Common Stock.”